Summary Prospectus and Statutory Prospectus Supplement dated September 23, 2020
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for the Fund listed below:
Invesco Oppenheimer Global Opportunities Fund
This supplement amends the Summary Prospectus and Statutory Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus and Statutory Prospectus and retain it for future reference.
Effective September 30, 2020, the following changes are made to the prospectuses:
The following information replaces the information in the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Manager	Title	Length of Service on the Fund
Frank Jennings, PhD	Portfolio Manager (lead)	2019 (predecessor fund 1995)

Maire Lane, PhD	Portfolio Manager	2020

The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Manager” in the Statutory Prospectus:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
■	Frank Jennings, PhD (lead manager), Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. Jennings managed the predecessor fund since 1995 and was associated with OppenheimerFunds, a global asset management firm, since February 1995.
■	Maire Lane, PhD, CFA, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2019. From 2017 to 2019, Ms. Lane was associated with OppenheimerFunds, a global asset management firm. From 2008 to 2017, she served as a senior analyst at Wilson Capital Management, LLC.
A lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
O-GLOPP-SUMSTAT-SUP
1